UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Hyperfine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39949	98-1569027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 New Whitfield Street
Guilford, Connecticut		06437
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 796-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	HYPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
On May 21, 2026, Hyperfine, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026. At the Annual Meeting, holders of 44,587,577 shares of the Company’s Class A common stock and 15,055,288 shares of the Company’s Class B common stock were present in person or by proxy at the Annual Meeting, which represented approximately 89.89% of the voting power of the shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. Stockholders were entitled to one vote for each share of Class A common stock held as of the close of business on March 25, 2026 (the “Record Date”), and 20 votes for each share of Class B common stock held as of the Record Date.
(b)
The following actions were taken at the Annual Meeting:
1.
The following nominees were reelected to serve on the Company's Board of Directors until the Company’s 2027 annual meeting of stockholders and until their respective successors have been elected and qualified, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Daniel J. Wolterman	314,507,148	1,119,985	74,738	29,991,466
Maria Sainz	314,632,923	996,652	72,296	29,991,466
John Dahldorf	314,717,927	909,207	74,737	29,991,466
Ruth Fattori	314,704,628	925,051	72,192	29,991,466
Jonathan M. Rothberg, Ph.D.	315,051,080	574,206	76,585	29,991,466
2.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
341,824,976	3,658,781	209,580	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFINE, INC.

Date:	May 21, 2026	By:	/s/ Brett Hale
Brett Hale Chief Administrative Officer, Chief Financial Officer, Treasurer and Corporate Secretary